UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 23, 2006
                Date of Report (Date of earliest event reported):


                                QC HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


            Kansas                                               48-1209939
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                              Identification No.)

      9401 Indian Creek Parkway, Suite 1500
               Overland Park, Kansas                                 66210
     (Address of principal executive offices)                     (Zip Code)


                                 (913) 234-5000
              (Registrant's telephone number, including area code)


                                 Not applicable
       (Former name and former fiscal year, if changed since last report.)

                                 Not applicable
                                (Former address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

See attached as Exhibit 99.1 to this Form 8-K a News Release dated August 23, 2006 that reports that the Board of Directors of QC Holdings, Inc. (the "Company") has increased the authorization of the Company's common stock repurchase program to $30 million.


Item 9.01 Financial Statements and Exhibits

(c) Exhibits


          99.1 News release issued by QC Holdings, Inc., dated August 23, 2006, titled "QC Holdings, Inc. Increases Authorization of Common Stock Repurchase Program to $30 million".



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        QC Holdings, Inc.


Date: August 23, 2006                   By: /s/ Douglas E. Nickerson
                                            ------------------------------------
                                            Douglas E. Nickerson
                                            Chief Financial Officer
                                            (Principal Financial and
                                            Accounting Officer)